Exhibit 10.12

EXECUTION VERSION

COLLATERAL AGREEMENT

dated as of

July 17, 2014,

by and among

TA MIDCO 1, LLC,

(to be renamed SkinnyPop Popcorn LLC immediately following the Acquisition),

TA HOLDINGS 1, INC.,

as Holdings,

THE OTHER GRANTORS PARTY HERETO FROM TIME TO TIME

and

JEFFERIES FINANCE, LLC,

as Administrative Agent

TABLE OF CONTENTS

(continued)

		Page
Section 5.09	Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent	26
Section 5.10	WAIVER OF JURY TRIAL	27
Section 5.11	Headings	27
Section 5.12	Security Interest Absolute	28
Section 5.13	Termination or Release	28
Section 5.14	Additional Subsidiaries	28
Section 5.15	Administrative Agent Appointed Attorney-in-Fact	29
Section 5.16	Administrative Agent’s Duties	29
Section 5.17	Keepwell	30

Schedules
Schedule I	Pledged Equity Interests; Pledged Debt Securities
Schedule II	Copyrights
Schedule III	Patents
Schedule IV	Trademarks

Exhibits
Exhibit I	Form of Supplement
Exhibit II	Form of Copyright Security Agreement
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement

ii

COLLATERAL AGREEMENT dated as of July 17, 2014 (this “Agreement”), by and among (i) TA MIDCO 1, LLC, a Delaware limited liability company (to be renamed SKINNYPOP POPCORN LLC immediately following the Acquisition (the “Borrower”), TA HOLDINGS 1, INC., a Delaware corporation (“Holdings”), and the other GRANTORS from time to time party hereto (together with the Initial Borrower, the Successor Borrower and Holdings, each a “Grantor”), in favor of JEFFERIES FINANCE LLC, as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the benefit of the Lenders, the Issuing Banks and each other Secured Party (each as defined in the Credit Agreement referred to below).

Reference is made to the Credit Agreement dated as of July 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, Borrower, the Lenders and Issuing Banks party thereto and Jefferies Finance LLC, as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors (other than the Borrower) are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01 Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement; provided that each term defined in the UCC (as defined herein) and not defined in this Agreement (whether or not capitalized) shall have the meaning specified in the UCC. The term “instrument” shall have the meaning specified in Article 9 of the UCC.

(b) The rules of construction specified in Sections 1.03, 1.04 and 1.05 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Collateral” has the meaning assigned to such term in Section 3.01(a)(i).

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account.

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 3.05(d).

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Collateral” means Filing Collateral and Pledged Collateral (in each case, other than the Excluded Assets).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Control Account” shall mean a Deposit Account that is subject to a Deposit Account Control Agreement.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright (including software) now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Copyright Security Agreement” means the Copyright Security Agreement substantially in the form of Exhibit II.

“Copyrights” means (a) all copyright rights in any work (including software) arising under the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including, without limitations the copyrights described on Schedule II hereto.

“Credit Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Deposit Account Control Agreement” means a deposit account control agreement, in form and substance reasonably acceptable to the Administrative Agent, executed by the applicable Grantor, the Administrative Agent and the applicable financial institution.

“Discharge of Secured Obligations” means (a) the payment in full in cash of all the Secured Obligations (other than (x) contingent indemnification obligations as to which no claim has been made and (y) Secured Cash Management Obligations and Secured Swap Obligations as to which arrangements reasonably satisfactory to the applicable Secured Party have been made), (b) the termination or expiration of all Revolving Commitments, Swingline Commitments and Term Commitments and (c) the termination or expiration of all Letters of Credit (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement or as a result of such Letters of Credit being backstopped or cash collateralized) and the Issuing Banks having no further obligation to issue or amend Letters of Credit under the Credit Agreement.

“Excluded Accounts” means (a) payroll, employee benefit obligations, withholding tax, other fiduciary accounts and cash deposits or similar arrangements in connection with Liens permitted by Section 6.02 of the Credit Agreement, (b) “zero balance” accounts, (c) accounts situated outside of the United States of America, any State thereof or the District of Columbia and (d) other accounts so long as the aggregate average daily closing balance in any such other account over any 30 day period does not at any time exceed $500,000; provided that the aggregate average daily closing balance over any 30-day period for all bank accounts excluded pursuant to this clause (d) shall not exceed $1,000,000.

“Excluded Assets” means any and all Excluded Equity Interests and Excluded Property.

“Excluded Equity Interests” has the meaning assigned to such term in Section 2.01.

“Excluded Property” has the meaning assigned to such term in Section 3.01(a).

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 5.17) at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.04.

“Filing Collateral” has the meaning assigned to such term in Section 3.01(a).

“Grantors” means (a) the Borrower, (b) Holdings and (c) each Restricted Subsidiary that becomes a party to this Agreement as a Grantor on or after the Effective Date.

“Holdings” has the meaning assigned to such term in the preamble to this Agreement.

“Intellectual Property” means all intellectual and similar property of every kind and nature, including inventions, designs, Patents, Patent Licenses, Copyrights, Copyright Licenses, Trademarks, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how or other data or information, software and databases and all embodiments or fixations thereof.

“IP Collateral” has the meaning assigned to such term in Section 3.01(a)(v).

“IP Security Agreement Supplement” has the meaning assigned to such term in Section 3.05(e).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, is in existence, and all rights of any such Person under any such agreement.

“Patent Security Agreement” means the Patent Security Agreement substantially in the form of Exhibit III hereto.

“Patents” means (a) all patents, patent applications, utility models and statutory invention registrations, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein, including, without limitations the patents described on Schedule III hereto.

“Perfection Certificate” means the Perfection Certificate dated the Effective Date delivered to the Administrative Agent pursuant to Section 4.01(f) of the Credit Agreement, as updated or otherwise supplemented from time to time.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Obligations” means (a) the Loan Document Obligations, (b) the Secured Cash Management Obligations and (c) the Secured Swap Obligations (other than Excluded Swap Obligations).

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Supplement” means an instrument in the form of Exhibit I hereto, or any other form approved by the Administrative Agent.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person or that any other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Trademark Security Agreement” means the trademark security agreement in the form of Exhibit IV hereto.

“Trademarks” means (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations thereof, and all registration and applications filed in connection therewith, and all extensions or renewals thereof and (b) all goodwill associated therewith or symbolized thereby, including, without limitations the trademarks described on Schedule IV hereto.

“UCC” shall mean the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

ARTICLE II

Pledge of Securities

Section 2.01 Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its permitted successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its permitted successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under, in each case whether now owned or hereafter acquired by such Grantor or in which such Grantor now has or in the future may acquire any right, title or interest: (a)(i) the shares of capital stock and other Equity Interests owned by such Grantor, including, in any event, those listed opposite the name of such Grantor on Schedule I hereto, (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates or other instruments representing all such Equity Interests (if any) together with all stock powers or other instruments of transfer with respect thereto; (clauses (i), (ii) and (iii), collectively, the “Pledged Equity Interests”); provided that the Pledged Equity Interests and the Pledged Collateral shall not include (A) Equity Interests of any Person (other than a Wholly Owned Subsidiary), to the extent not permitted or restricted by the terms of such Person’s organizational or joint venture documents or other agreements with holders of such Equity Interests; provided that such Equity Interest shall cease to be an Excluded Equity Interest (as defined below) for so long as such prohibition ceases to be in effect, (B) Equity Interests constituting an amount greater than 65% of the voting Equity Interests of any Foreign Subsidiary, (C) Equity Interests of any Unrestricted Subsidiary or any Subsidiary that are held directly by a Foreign Subsidiary, (D) any Equity Interest with respect to which Borrower, with the written consent of the Administrative Agent (not to be unreasonably withheld or delayed), shall have provided to the Administrative Agent a certificate of a Financial Officer to the effect that the pledge of such Equity Interest hereunder would result in material adverse tax consequences to Holdings and its Subsidiaries, including the imposition of withholding or other material taxes, (E) any Equity Interest if, to the extent and for so long as the pledge of such Equity Interest hereunder is prohibited by any applicable Requirements of Law (other than to the extent that any such prohibition would be rendered ineffective pursuant to the UCC or any other applicable Requirements of Law) or any Equity Interest in a Wholly Owned Subsidiary if, to the extent and for so long as the pledge of such Equity Interest hereunder is prohibited by such Subsidiary’s organizational documents; provided that such Equity Interest shall cease to be an Excluded Equity Interest for so long as such prohibition ceases to be in effect and (F) any Equity Interest that the Borrower and the Administrative Agent shall have agreed in writing to treat as an Excluded Equity Interest for purposes hereof on account of the cost of pledging such Equity Interest hereunder (including any material adverse tax consequences to Holdings and its Subsidiaries resulting therefrom) being excessive in view of the benefits to be obtained by the Secured Parties therefrom (the Equity Interests excluded pursuant to clauses (A) through (F) above being referred to as the “Excluded Equity Interests”); (b)(i) all Indebtedness from time to time owned by such Grantor, including, in any event, Indebtedness listed opposite the name of such Grantor on Schedule I hereto, (ii) all Indebtedness in the future issued to or otherwise acquired by such Grantor and (iii) the promissory notes and any other instruments evidencing all such Indebtedness (collectively, the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Administrative Agent pursuant to the terms of this Section 2.01 and Section 2.02; (d) subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a), (b) and (c) above; (e) subject to Section 2.05, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing to the extent such Proceeds would constitute property referred to in clauses (a) through (e) above (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

Section 2.02 Delivery of the Pledged Collateral. (a) Except as may otherwise be agreed by the Administrative Agent with respect to Pledged Securities consisting of Equity Interests in Persons other than Restricted Subsidiaries, and subject to Section 2.02(b) with respect to Pledged Securities constituting Indebtedness, each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Securities, together with undated stock or note powers, as applicable, duly executed in blank or other instruments of transfer duly executed in blank and reasonably satisfactory to the Administrative Agent (i) on the Effective Date, in the case of any such Pledged Securities owned by such Grantor on the date hereof, and (ii) promptly (and in any event within 30 days after receipt by such Grantor or such longer period agreed to by the Administrative Agent in its reasonable discretion) after the acquisition thereof, in the case of any such Pledged Securities acquired by such Grantor after the date hereof.

(b) As promptly as practicable (and in any event within 30 days after receipt by such Grantor or such longer period agreed to by the Administrative Agent in its reasonable discretion), each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by Holdings, the Borrower or any Restricted Subsidiary in a principal amount of $1,000,000 or more to be evidenced by a duly executed promissory note that is pledged and delivered to the Administrative Agent pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent, (i) any certificate or promissory note representing Pledged Collateral shall be accompanied by an undated stock or note power, as applicable, duly executed in blank or other undated instruments of transfer duly executed in blank and reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed in blank by the applicable Grantor and such other instruments and documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed attached to, and shall supplement, Schedule I hereto and be made a part hereof; provided that the failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 2.03 Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) as of the Effective Date and each date Schedule I is supplemented pursuant to Section 2.02(c), Schedule I hereto (or as supplemented, as the case may be) sets forth a true and complete list, with respect to each Grantor, of (i) all the issued and outstanding Pledged Equity Interests owned, beneficially or of record, by such Grantor, specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Pledged Equity Interests and setting forth the percentage of such Pledged Equity Interests pledged under this Agreement and (ii) all the Pledged Debt Securities owned by such Grantor (other than checks to be deposited in the ordinary course of business); provided that the requirement in clause (ii) shall not be required to the extent that the principal amount of such Pledged Debt Securities not listed on Schedule I does not exceed $1,000,000 in the aggregate;

(b) the Pledged Equity Interests and the Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable (to the extent applicable) and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, receivership, fraudulent conveyance, moratorium or other similar laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and implied covenants of good faith and fair dealing; provided that the foregoing representations, insofar as they relate to the Pledged Debt Securities issued by a Person other than Holdings or any Restricted Subsidiary, are made to the knowledge of the Grantors;

(c) except for the security interests granted hereunder and under any other Loan Document, each of the Grantors (i) is and, subject to any Dispositions made in compliance with the Credit Agreement or any repayment or other satisfaction of indebtedness represented or evidenced by such Pledged Securities, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I hereto (or as supplemented, as the case may be) as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers made in compliance with the Credit Agreement, and (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than the Liens created by this Agreement and the other Loan Documents and Liens permitted pursuant to Section 6.02 of the Credit Agreement and Dispositions made in compliance with the Credit Agreement;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, to the extent issued by Holdings or any Restricted Subsidiary, the Pledged Equity Interests and the Pledged Debt Securities are and will continue to be freely transferable and assignable, and, to the extent issued by Holdings or any Restricted Subsidiary, none of the Pledged Equity Interests and the Pledged Debt Securities are or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law or other organizational document provisions or contractual restriction of any nature that would prohibit, impair, delay or otherwise affect in any manner adverse to the Secured Parties in any material respect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) to the extent any Grantor has not opted in to the provisions of Article 8 of the UCC, such Grantor shall not permit any amendment of such Grantor’s Organizational Documents or any other action that would result in such Grantor becoming subject to the provisions of Article 8 of the UCC;

(f) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims, under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Secured Obligations;

(h) in connection with any exercise of remedies by the Administrative Agent provided in the Loan Documents, each Grantor hereby consents to the transfer of any Equity Interests in any Person in which such Grantor holds an interest, including in its capacity as manager, member or general partner of such Person; and

(i) subject to the terms of this Agreement and to the extent permitted by applicable Requirements of Law, each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity Interests hereunder that are not certificated without further consent by the applicable owner or holder of such Pledged Equity Interests.

Section 2.04 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing and the Administrative Agent shall have notified the Grantors of its intent to exercise such rights, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Grantor. Upon the occurrence and during the continuance of an Event of Default, and subject to the notice requirement in the immediately preceding sentence, the Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

Section 2.05 Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and is continuing and the Administrative Agent shall have notified the Grantors that their rights under this Section 2.05 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that would reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Collateral or the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

(ii) the Administrative Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Requirements of Law; provided that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral (except to the extent such dividends, interest, principal or other distributions would constitute Excluded Equity Interests) and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.05, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.05 shall cease (unless such dividends, interest, principal or other distributions are expressly permitted by the Credit Agreement or the other Loan Documents during an Event of Default), and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.05 shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, (i) the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.05 and that remain in such account and (ii) all rights vested in the Administrative Agent pursuant to this paragraph (b) shall cease and the Grantors shall have the exclusive right to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral they would otherwise be entitled to pursuant to paragraph (a)(iii) of this Section 2.05.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.05, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.05 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights in accordance with paragraphs (b) and (c) of this Section.

ARTICLE III

Security Interests in Personal Property

Section 3.01 Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Filing Collateral”):

(i) the following (collectively, the “Account Collateral”):

(1) all deposit accounts, securities accounts, proceeds accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all cash equivalents), and all certificates and instruments, if any, from time to time representing or evidencing any such accounts;

(2) all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

(3) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

(ii) all equipment in all of its forms, including, without limitation, all machinery, tools, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC;

(iii) all inventory in all of its forms, including, without limitation, (1) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (2) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (3) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC;

(iv) all other goods;

(v) all Intellectual Property (the “IP Collateral”);

(vi) all investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;

(vii) all letter-of-credit rights;

(viii) all commercial tort claims;

(ix) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property;

(x) each of the agreements to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due thereunder or pursuant thereto, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) claims of such Grantor for damages arising out of or for breach of or default thereunder and (iv) the right of such Grantor to terminate such agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(xi) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral;

(xii) all general intangibles; and

(xiii) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and Supporting Obligations that constitute property of the types described in clauses (i) through (xii) of this Section 3.01(a)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash;

provided that in no event shall the Security Interest attach to the following assets or property, each being “Excluded Property”: (A) any lease, license, contract, permit, franchise, charter, authorization or agreement to which a Grantor is a party or any of its rights or interests thereunder if, to the extent and for so long as the grant of such security interest shall (i) shall constitute or result in a breach of or a default under, (ii) is prohibited or restricted thereby (including any requirement to obtain the consent of any governmental authority or third party), (iii) create an enforceable right of termination in favor of any party (other than any Loan Party) to, such lease, license, contract, permit, franchise, charter, authorization or agreement (other than in the cases of the foregoing clauses (i), (ii) and (iii), to the extent that any such term would be rendered ineffective, or is otherwise unenforceable, pursuant to Sections 9-406, 9 407, 9-408 or 9-409 of the UCC) or (iv) result in the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor in any such lease, license, contract, permit, franchise, charter, authorization or agreement; provided that the Security Interest shall attach immediately to any portion of such lease, license, contract, permit, franchise, charter, authorization or agreement that does not result in any such breach, prohibition, restriction, termination, invalidation or default, including any Proceeds of such lease, license, contract or agreement; (B) any governmental licenses or state or local franchises, charters and authorizations, to the extent, and only so long as, security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby; (C) any motor vehicle or other asset covered by a certificate of title or ownership, in each case whether now owned or hereafter acquired, the perfection of which is excluded from the UCC in the relevant jurisdiction; (D) any asset owned by any Grantor that is subject to a Lien of the type permitted by Section 6.02(iv) of the Credit Agreement or a Lien permitted by Section 6.02(xi) of the Credit Agreement, in each case if, to the extent and for so long as the grant of a Lien thereon hereunder to secure the Secured Obligations constitutes a breach of or a default under, or to the extent otherwise prohibited or restricted thereby (including any requirement to obtain the consent of any governmental authority or third party), or creates a right of termination in favor of any party (other than any Loan Party) to, any agreement pursuant to which such Lien has been created; provided that the Security Interest shall attach immediately to any such asset (x) at the time the provision of such agreement containing such restriction ceases to be in effect and (y) to the extent any such breach, restriction or default is not rendered ineffective by, or is otherwise unenforceable pursuant to the UCC or any other applicable Requirement of Law; (E) any asset owned by any Grantor with respect to which the Borrower shall have provided to the Administrative Agent a certificate of a Financial Officer to the effect that the creation of such security interest in such asset hereunder would result in material adverse tax consequences to Holdings and its Subsidiaries; (F) any asset owned by any Grantor if, to the extent and for so long as the grant of such security interest in such asset shall be prohibited by any applicable Requirements of Law, any agreement containing anti-assignment clauses not overridden by the UCC or other Requirements of Law, or to the extent otherwise restricted thereby (including any requirement to obtain the consent of any governmental authority other than any filings, recordings or registrations in order to perfect such security interest) (other than to the extent that any such prohibition or restriction would be rendered ineffective pursuant to the UCC or any other applicable Requirements of Law); provided that the Security Interest shall attach immediately to such asset at such time as such prohibition or restriction ceases to be in effect; (G) any asset owned by any Grantor that the Borrower and the Administrative Agent shall have agreed in writing to exclude from being Filing Collateral on account of the cost of creating a security interest in such asset hereunder (including any material adverse tax consequences to Holdings and its Subsidiaries resulting therefrom) being excessive in view of the benefits to be obtained by the Secured Parties therefrom; (H) any intent-to-use trademark applications filed in the United States Patent and Trademark Office to the extent that, and solely during the period in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable Requirements of Law; (I) any fee owned real property with a value of less than $1,000,000; and (J) the Excluded Equity Interests; provided, however, that “Filing Collateral” shall include all Proceeds, substitutions or replacements of any and all of the foregoing (unless such Proceeds, substitutions or replacements would constitute property referred to in the foregoing clauses (A) through (J)) and shall include all Pledged Equity Interests.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements (including UCC fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Administrative Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Collateral granted under this Agreement, including indicating the Collateral as “all assets of the debtor, whether now owned or existing or hereafter acquired or arising”, “all personal property of the debtor, whether now owned or existing or hereafter acquired or arising” or words of similar effect, and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Filing Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents (substantially in the form of Exhibit II, III or IV, as applicable) as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Filing Collateral consisting of Patents, Trademarks or Copyrights granted by each Grantor and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

Section 3.02 Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Each Grantor has good and valid rights in and title to the Filing Collateral with respect to which it has purported to grant a Security Interest hereunder, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, in each case except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has full power and authority to grant to the Administrative Agent, for the benefit of the Secured Parties, the Security Interest in such Filing Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain or make such consent or approval, as the case may be, individually or in aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the Effective Date and each date of delivery of a Perfection Certificate supplement pursuant to Section 5.03 of the Credit Agreement.

(c) [Reserved].

(d) The Filing Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable Requirement of Law covering any Filing Collateral (that has not been terminated or released or with respect to which arrangements for termination or release thereof have been made) or (ii) any assignment in which any Grantor assigns any Filing Collateral or any security agreement or similar instrument covering any Filing Collateral with the United States Patent and Trademark Office or the United States Copyright Office (that has not been terminated or released or with respect to which arrangements for termination or release thereof have been made), except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(e) As of the Effective Date and each date Schedules II through IV are supplemented pursuant to Section 3.05(e), such Grantor does not own any material Copyrights, Trademarks and Patents except as set forth on Schedules II through IV.

Section 3.03 Covenants. (a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Filing Collateral against all Persons, except with respect to Filing Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business and except in the case of any Lien permitted under Section 6.02 of the Credit Agreement, and to defend the Security Interest of the Administrative Agent in the Filing Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement, subject to the rights of such Grantor under Section 9.15 of the Credit Agreement and corresponding provisions of the Security Documents to obtain a release of the Liens created under the Security Documents.

(b) Subject to the limitations and exceptions set forth herein and in the other Loan Documents, each Grantor agrees to execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable Requirement of Law and that the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Grantors. If any amount payable under or in connection with any of the Filing Collateral shall be or become evidenced by any promissory note (which may be a global note) or other instrument (other than any promissory note or other instrument in an aggregate principal amount of less than $1,000,000 owed to the applicable Grantor by any Person), such note or instrument shall be promptly (and in any event within 30 days after receipt by such Grantor or such longer period agreed to by the Administrative Agent in its reasonable discretion) pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, together with an undated instrument of transfer duly executed in blank and in a manner reasonably satisfactory to the Administrative Agent.

(c) Upon the occurrence and during the continuance of an Event of Default, at its option and after notice to the Borrower, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Filing Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Filing Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent, within 10 days after written demand, for any reasonable payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(d) Each Grantor shall remain liable, as between such Grantor and the relevant counterparty under each contract, agreement or instrument relating to the Filing Collateral, to observe and perform all the conditions and obligations to be observed and performed by it under such contract, agreement or instrument, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all liability for such performance subject to Section 9.03 of the Credit Agreement.

(e) Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights, of making, settling and adjusting claims in respect of Filing Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required pursuant to the Credit Agreement or to pay any premium in whole or part relating thereto, the Administrative Agent may, upon the occurrence and during the continuance of an Event of Default and after notice to the Borrower, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent reasonably deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable and documented out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable in accordance with Section 9.03(a) of the Credit Agreement by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.

Section 3.04 Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Filing Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral (other than Instruments with a face amount of less than $1,000,000 and other than checks to be deposited in the ordinary course of business), such Grantor shall promptly endorse, assign and deliver the same to the Administrative Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property.

(i) Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities included in the definition of “Pledged Securities”, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(ii) No Grantor shall amend, or permit to be amended, the limited liability company agreement (or operating agreement or similar agreement) or partnership agreement of any Subsidiary of any Loan Party whose Equity Interests are, or are required to be, Collateral in a manner to cause such Equity Interests to constitute a security under Section 8-103 of the UCC or the corresponding code or statute of any other applicable jurisdiction unless such Grantor shall have first delivered 10 days written notice to the Administrative Agent (or such shorter time as may be agreed by the Administrative Agent) and shall have taken all actions contemplated hereby and as otherwise reasonably required by the Administrative Agent to maintain the security interest of the Administrative Agent therein as a valid, perfected, first priority security interest.

(iii) Subject to Section 3.04(b)(ii), if any security of a domestic issuer now or hereafter acquired by any Grantor is an uncertificated security and is issued to such Grantor or its nominee directly by the issuer thereof, upon the occurrence and during the continuance of an Event of Default, such Grantor shall promptly notify the Administrative Agent of such uncertificated securities and pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (A) cause the issuer to agree to comply with instructions from the Administrative Agent as to such security, without further consent of any Grantor or such nominee, or (B) cause the issuer to register the Administrative Agent as the registered owner of such security.

(c) Control Accounts. (i) Within 90 days of the Effective Date (or such longer period agreed to by the Administrative Agent in its reasonable discretion), with respect to Deposit Accounts in existence on the Effective Date, and (ii) within 45 days (or such longer period agreed to by the Administrative Agent in its reasonable discretion) of delivery of a Perfection Certificate supplement pursuant to Section 5.03 of the Credit Agreement or the formation, acquisition or change of status of a Restricted Subsidiary in accordance with Section 5.11 of the Credit Agreement, with respect to Deposit Accounts opened or acquired after the Effective Date, each Grantor shall cause all Deposit Accounts other than Excluded Accounts to be Control Accounts.

Section 3.05 Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except to the extent failure so to act would not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to maintain the validity and enforceability of any registered Intellectual Property (or applications therefor) and to maintain such registrations and applications of Intellectual Property in full force and effect.

(b) Except as would not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) Except where failure to do so would not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property, including maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property after the Effective Date (“After-Acquired Intellectual Property”), (i) the provisions of this Agreement shall automatically apply thereto and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become Intellectual Property subject to the terms and conditions of this Agreement.

(e) With respect to any such After-Acquired Intellectual Property, at the times required by Section 5.03(b) of the Credit Agreement, each Grantor shall deliver to the Administrative Agent, (i) a Perfection Certificate supplement pursuant to Section 5.03(b) of the Credit Agreement setting forth the information required by Section 13 of the Perfection Certificate with respect to such After-Acquired Intellectual Property, which shall be deemed to supplement Schedules II through IV hereto and (ii) to the extent applicable, a Copyright Security Agreement, Patent Security Agreement and/or Trademark Security Agreement (or in each case a supplement thereto in form and substance reasonably acceptable to the Administrative Agent (an “IP Security Agreement Supplement”)), as applicable, to be recorded with the U.S. Patent and Trademark Office and/or the U.S. Copyright Office.

(f) Nothing in this Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue or otherwise allowing to lapse, terminate or put into the public domain any of its Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

ARTICLE IV

Remedies

Section 4.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver, on demand, each item of Collateral to the Administrative Agent or any Person designated by the Administrative Agent, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Filing Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Filing Collateral by the applicable Grantors to the Administrative Agent, for the benefit of the Secured Parties, or to license or sublicense, whether on an exclusive or nonexclusive basis, any such Filing Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Filing Collateral and the Pledged Collateral and without liability to the Grantors for trespass to enter any premises where the Filing Collateral or the Pledged Collateral may be located for the purpose of taking possession of or removing the Filing Collateral and the Pledged Collateral and (c) generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable Requirement of Law. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, subject to the mandatory requirements of applicable Requirement of Law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors no less than 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9 611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the

Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full, unless prior to such written agreement being entered into all Events of Default shall have been remedied or the Secured Obligations paid in full in cash. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 4.02 Application of Proceeds.

(a) The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows

FIRST, to the payment of all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all documented out-of-pocket court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses, indemnities and other amounts incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to payment of that portion of the Secured Obligations constituting indemnities and other amounts (other than principal, interest and fees) due and payable to the Secured Parties (including fees, charges and disbursements of counsel to the respective Secured Parties) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause SECOND payable to them;

THIRD, to payment of that portion of the Secured Obligations constituting accrued and unpaid fees and interest on the Revolving Loans, Swingline Loans, Term Loans, LC Disbursements and other Secured Obligations arising under the Loan Documents, ratably among the Secured Parties in proportion to the respective amounts described in this clause THIRD payable to them;

FOURTH, ratably to (i) payment of that portion of the Secured Obligations constituting unpaid principal of the Revolving Loans, Swingline Loans, Term Loans, LC Disbursements and other Secured Obligations and Secured Obligations then owing under Secured Swap Obligations and Secured Cash Management Obligations, ratably among the Secured Parties and (ii) to the Administrative Agent for the account of the Issuing Banks, to cash collateralize that portion of the aggregate LC Exposure comprised of the aggregate undrawn amount of Letters of Credit, in each case in proportion to the respective amounts described in this clause FOURTH held by them;

FIFTH, ratably to payment of all other Secured Obligations until the Discharge of Secured Obligations has occurred; and

SIXTH, any surplus remaining after such application to the Grantors or to whomever may be legally entitled thereto.

(a) Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. The Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations.

(b) Notwithstanding anything herein or the Credit Agreement to the contrary, (i) prior to the Discharge of Secured Obligations, any exercise by the Administrative Agent of rights and remedies in respect of the Collateral shall be made at the direction or request, or with the consent, of the Required Lenders, and no other Lenders.

(c) So long as the Discharge of Secured Obligations has not occurred, any Collateral or Proceeds thereof received by any Secured Party in connection with the exercise of any right or remedy (including set off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Administrative Agent for the benefit of the Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

(d) In the event that any of the Secured Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including, but not limited to, an order or judgment for disgorgement of a preference under any bankruptcy or insolvency laws, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Section 4.02 shall be fully applicable thereto until the Secured Obligations shall again have been paid in full in cash.

(e) The relative rights hereunder of the Secured Parties in or to any distributions from or in respect of any Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor as a debtor-in-possession. If, in any proceeding arising under bankruptcy or insolvency laws, debt obligations of the reorganized debtor secured by Liens upon any Collateral of the reorganized debtor are distributed on account of the Secured Obligations, then the provisions of this Section 4.02 will survive the distribution of such debt obligations pursuant to any plan effected pursuant to a proceeding under bankruptcy or insolvency laws and will apply with like effect to the Liens securing such debt obligations.

Section 4.03 Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement, each Grantor shall, upon request by the Administrative Agent solely upon the occurrence and during the continuance of an Event of Default, grant to the Administrative Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the IP Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof to the extent that such non-exclusive license (a) does not violate the express terms of any agreement between a Grantor and a third party governing the applicable Grantor’s use of such Collateral consisting of Intellectual Property, or gives such third party any right of acceleration, modification or cancellation therein and (b) is not prohibited by any Requirements of Law; provided that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks.

Section 4.04 Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, and subject to the terms of the Loan Documents, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Administrative Agent has determined that such a registration is not required by any Requirement of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

Section 4.05 Reinstatement. Each Grantor agrees that, unless released pursuant to Section 5.13(b), its obligations and grant of security hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower, any other Loan Party or otherwise.

ARTICLE V

Miscellaneous

Section 5.01 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.

Section 5.02 Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified (other than supplements expressly contemplated hereby) except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Grantor from any covenant of such Grantor set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement or Section 9.02 of the Credit Agreement.

Section 5.03 Administrative Agent’s Fees and Expenses; Indemnification. (a) Each Grantor, jointly with the other Grantors and severally, agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Grantor.”

(b) The provisions of this Section 5.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby or by the other Loan Documents, the repayment of any of the Secured Obligations or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement, no Terminated Letter of Credit Obligation (as defined in the Guarantee Agreement) shall be a Secured Obligation hereunder or under any other Loan Document. All amounts due under this Section 5.03 shall be payable not later than 10 days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Secured Obligations.

Section 5.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby or by the Credit Agreement.

Section 5.05 Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Administrative Agent, any Issuing Bank, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document and, subject to Section 5.13(b), shall continue in full force and effect until such time as (a) all the Secured Obligations (other than (x) contingent indemnification obligations as to which no claim has been made and (y) Secured Cash Management Obligations and Secured Swap Obligations as to which arrangements reasonably satisfactory to the applicable Secured Party have been made), have been paid in full in cash, (b) all Commitments have terminated or expired and (c) all Letters of Credit have terminated or expired (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement or as a result of such Letters of Credit being backstopped or cash collateralized) and the Issuing Banks shall have no further obligation to issue or amend Letters of Credit under the Credit Agreement.

Section 5.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 5.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 5.08 Right of Set-Off. If an Event of Default shall have occurred and be continuing, the Administrative Agent, each Lender, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations in whatever currency at any time owing by the Administrative Agent, such Lender, any such Issuing Bank or any such Affiliate to or for the credit or the account of any Grantor against any of and all the obligations of such Grantor then due and owing under this Agreement held by the Administrative Agent, such Lender or such Issuing Bank, irrespective of whether or not the Administrative Agent, such Lender or such Issuing Bank shall have made any demand under this Agreement and although (i) such obligations may be contingent or unmatured and (ii) such obligations are owed to a branch or office of the Administrative Agent, such Lender or such Issuing Bank different from the branch or office holding such deposit or obligated on such Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The Administrative Agent, the applicable Lender and the applicable Issuing Bank shall notify the Borrower (on behalf of the applicable Grantor) and the Administrative Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section. The rights of the Administrative Agent, each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender, such Issuing Bank and their respective Affiliates may have.

Section 5.09 Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in any Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Each Grantor hereby irrevocably designates, appoints and empowers the Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

Section 5.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 5.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 5.12 Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 9.15 of the Credit Agreement and Section 5.13 hereof, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 5.13 Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate when (i) all the Secured Obligations (other than (x) contingent indemnification obligations as to which no claim has been made and (y) Secured Cash Management Obligations and Secured Swap Obligations as to which arrangements reasonably satisfactory to the applicable Secured Party have been made) have been paid in full, (ii) all Commitments have terminated or expired and (iii) all Letters of Credit have terminated or expired (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement or as a result of such Letters of Credit being backstopped or cash collateralized) and the Issuing Banks shall have no further obligation to issue or amend Letters of Credit under the Credit Agreement.

(b) The Security Interest and all other security interests granted hereby shall also terminate and be released at the time or times and in the manner set forth in Section 9.15 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release so long as the applicable Loan Party shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request in order to demonstrate compliance with this Section 5.13. Any execution and delivery of documents by the Administrative Agent pursuant to this Section 5.13 shall be without recourse to or warranty by the Administrative Agent.

Section 5.14 Additional Subsidiaries. Holdings shall cause each additional Restricted Subsidiary which, from time to time, after the date hereof shall be required to pledge any assets to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 5.11 the Credit Agreement to execute and deliver to the Administrative Agent a Supplement and a Perfection Certificate, in each case, within 30 days (or such longer period as may be agreed by the Administrative Agent) of the date on which it was required to become a Grantor hereunder pursuant to the Section 5.11 of the Credit Agreement. Upon execution and delivery by the

Administrative Agent and a Restricted Subsidiary of a Supplement, any such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any Restricted Subsidiary as a party to this Agreement.

Section 5.15 Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement at any time after the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default and notice by the Administrative Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of accounts receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their Related Parties.

Section 5.16 Administrative Agent’s Duties. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

Section 5.17 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each other Loan Party as may be needed by such other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Agreement for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Agreement, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a Payment in Full of the Secured Obligations. Each Qualified ECP Guarantor intends that this Section 5.17 constitute, and this Section 5.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BORROWER:

TA MIDCO I, LLC, as Grantor

By:	/s/ William Christ
Name:	William Christ
Title:	President

HOLDINGS:

TA HOLDINGS I, INC., as Grantor

By:	/s/ William Christ
Name:	William Christ
Title:	President

[Collateral Agreement Signature Page]

JEFFERIES FINANCE LLC, as Administrative Agent,

By:	/s/ Brian Buoye
Name:	Brian Buoye
Title:	Managing Director

[Collateral Agreement Signature Page]

Schedule I to the

Collateral Agreement

PLEDGED EQUITY INTERESTS

Issuer	Holder	Class of Equity Interests	Cert No.	No. of Shares or Interests	Percent Owned	Percent Pledged
SkinnyPop Popcorn LLC	TA Holdings 1, Inc.	LLC	N/A	N/A	100%	100%

PLEDGED DEBT SECURITIES

None.

*	Name to be changed from TA Midco 1, LLC immediately after the consummation of the Acquisition.

I-1

Schedule II to the

Collateral Agreement

COPYRIGHT REGISTRATIONS AND APPLICATIONS

None.

II-1

Schedule III to

Collateral Agreement

PATENTS AND PATENT APPLICATIONS

None.

III-1

Schedule IV to

Collateral Agreement

TRADEMARK REGISTRATIONS AND APPLICATIONS

U.S. TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK
SkinnyPop Popcorn LLC*	3,971,482	SKINNYPOP
SkinnyPop Popcorn LLC*	4,142,288	SKINNYPACK
SkinnyPop Popcorn LLC*	4,265,552	THE BIG SKINNY

Applications: None.

OTHER TRADEMARKS:

Registrations: None.

Applications:

OWNER	APPLICATION NUMBER	COUNTRY/STATE	TRADEMARK
SkinnyPop Popcorn LLC	A0043314	European Union, Russia, China, Japan, Turkey, India, Mexico, Australia	SKINNYPOP

*	Immediately prior to the Effective Date, all Trademarks are owned by SkinnyPop Popcorn LLC, an Illinois limited liability company. Upon consummation of the Acquisition, Trademarks will be transferred to TA Midco 1, LLC, a Delaware LLC, which will subsequently change its name to SkinnyPop Popcorn LLC.

IV-1

Exhibit I to the

Collateral Agreement

SUPPLEMENT NO.     dated as of                     , 20    (this “Supplement”), to the Collateral Agreement dated as of July 17, 2014 (the “Collateral Agreement”), by and among TA MIDCO 1, LLC, a Delaware limited liability company (the “Borrower”), TA HOLDINGS 1, INC., a Delaware corporation (“Holdings”) and the other GRANTORS from time to time party thereto (together with the Borrower and Holdings, each a “Grantor”), in favor of JEFFERIES FINANCE LLC, as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) for the benefit of the Lenders, the Issuing Banks and each other Secured Party (each as defined in the Credit Agreement referred to below).

A. Reference is made to (a) the Credit Agreement dated as of July 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Holdings, the Lenders and the Issuing Banks party thereto and Jefferies Finance LLC, as Administrative Agent and (b) the Collateral Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement, as applicable.

C. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 5.14 of the Collateral Agreement provides that additional Restricted Subsidiaries may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

Section 1. In accordance with Section 5.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall have been true and correct in all material respects as of such earlier date. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in and lien on all of the New Subsidiary’s right, title and interest in, to and

Ex. I-1

under the Collateral to secure the payment and performance of the Secured Obligations. Each reference to a “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary.

Section 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors’ rights generally and subject to principles of equity, regardless of whether considered in a proceeding in equity or at law, and implied covenants of good faith and fair dealing.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the New Subsidiary when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the New Subsidiary and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Subsidiary, the Administrative Agent and the other Secured Parties and their respective successors and permitted assigns, except that the New Subsidiary shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Collateral Agreement and the Credit Agreement.

Section 4. The New Subsidiary hereby represents and warrants, in each case, as of the date hereof, that (a) set forth on Schedule I attached hereto are supplemental Schedules I through IV of the Collateral Agreement, which information is true and correct in all material respects and (b) attached hereto as Schedule II is a supplement to the Perfection Certificate setting forth the information required therein, which information is true and correct in all material respects.

Section 5. Pursuant to any applicable law, the New Subsidiary authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Filing Collateral without the signature of such New Subsidiary in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under the Collateral Agreement. Any such financing statement may indicate the collateral as “all assets of the debtor, whether now owned or existing or hereafter acquired or arising”, “all personal property of the debtor, whether now owned or existing or hereafter acquired or arising” or words of similar effect.

Section 6. (a) This Supplement shall be construed in accordance with and governed by the laws of the State of New York.

Ex. I-2

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Supplement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Supplement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Supplement against the New Subsidiary or its properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Supplement irrevocably consents to service of process in the manner provided for notices in Section 5.01 of the Collateral Agreement. Nothing in any Loan Document will affect the right of any party to this Supplement to serve process in any other manner permitted by law.

(e) The New Subsidiary hereby irrevocably designates, appoints and empowers the Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

(f) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUPPLEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Ex. I-3

Section 7. [Reserved.]

Section 8. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

Section 10. The New Subsidiary agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder and under the Collateral Agreement as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “the New Subsidiary.”

Ex. I-4

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name Of New Subsidiary],

By:
Name:
Title:

JEFFERIES FINANCE LLC, as Administrative Agent

By:
Name:
Title:

[Signature Page to Collateral Agreement Supplement]

Exhibit II to the

Collateral Agreement

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT dated as of [—], 20[—] (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by and among [—] (the “Grantor”) and Jefferies Finance LLC, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement dated as of July 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TA MIDCO 1, LLC, a Delaware limited liability company (the “Borrower”), TA HOLDINGS 1, INC., a Delaware corporation (“Holdings”), the Lenders and the Issuing Banks party thereto and JEFFERIES FINANCE LLC, as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) and (b) the Collateral Agreement dated as of July 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Borrower, Holdings, the other grantors from time to time party thereto and the Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement or the Credit Agreement, as applicable. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under Filing Collateral consisting of any Copyrights now owned or at any time hereafter acquired by such Grantor, including those registered or applied for Copyrights listed on Schedule I, and any exclusive Copyright Licenses under which such Grantor is a licensee, including those exclusive Copyright Licenses listed on Schedule II (collectively, the “Copyright Collateral”). The Grantor authorizes and requests that the Register of Copyrights record this Agreement.

Section 3. Collateral Agreement. The Security Interest granted to the Administrative Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

Ex. II-1

Section 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of this page intentionally left blank]

Ex. II-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[—],

By:
Name:
Title:

JEFFERIES FINANCE LLC, as Administrative Agent

By:
Name:
Title:

[Signature Page to Copyright Security Agreement]

Schedule I to Copyright Security Agreement

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

I-1

Schedule II to Copyright Security Agreement

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

II-1

Exhibit III to the

Collateral Agreement

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT dated as of [—], 20[—] (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by and among [—] (the “Grantor”) and Jefferies Finance LLC, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement dated as of July 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TA MIDCO 1, LLC, a Delaware limited liability company (the “Borrower”), TA HOLDINGS 1, INC., a Delaware corporation (“Holdings”), the Lenders and the Issuing Banks party thereto and JEFFERIES FINANCE LLC, as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) and (b) the Collateral Agreement dated as of July 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Borrower, Holdings, the other grantors from time to time party thereto and the Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement or the Credit Agreement, as applicable. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under Filing Collateral consisting of any Patents now owned or at any time hereafter acquired by such Grantor, including those registered or applied for Patents listed on Schedule I (the “Patent Collateral”). The Grantor authorizes and requests that the Commissioner for Patents record this Agreement.

Section 3. Collateral Agreement. The Security Interest granted to the Administrative Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

Ex III-1

Section 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of this page intentionally left blank]

Ex III-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[—],

By:

Name:
Title:

JEFFERIES FINANCE LLC, as Administrative Agent

By:

Name:
Title:

[Signature Page To Patent Security Agreement]

Schedule III to

Patent Security Agreement

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

III-1

Exhibit IV to the

Collateral Agreement

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT dated as of [—], 20[—] (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by and among [—] (the “Grantor”) and Jefferies Finance LLC, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement dated as of July 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among TA MIDCO 1, LLC, a Delaware limited liability company (the “Borrower”), TA HOLDINGS 1, INC., a Delaware corporation (“Holdings”), the Lenders and the Issuing Banks party thereto and JEFFERIES FINANCE LLC, as administrative agent and collateral agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) and (b) the Collateral Agreement dated as of July 17, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Borrower, Holdings, the other grantors from time to time party thereto and the Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement or the Credit Agreement, as applicable. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under Filing Collateral consisting of any Trademarks now owned or at any time hereafter acquired by such Grantor, including those registered or applied for Trademarks listed on Schedule I; provided that no security interest is granted on any intent-to-use trademark applications filed in the United States Patent and Trademark Office to the extent that, and solely during the period in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable Requirements of Law (the “Trademark Collateral”). The Grantor authorizes and requests that the Commissioner for Trademarks record this Agreement.

Section 3. Collateral Agreement. The Security Interest granted to the Administrative Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. The Grantor hereby

Ex IV-1

acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

Section 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of this page intentionally left blank]

Ex IV-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[—],

By:

Name:
Title:

JEFFERIES FINANCE LLC, as Administrative Agent

By:

Name:
Title:

[Signature Page To Trademark Security Agreement]

Schedule IV to

Trademark Security Agreement

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

IV-1